THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2023

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions, including the form of any 2023 dividend payments, and the amount and form of potential share repurchases and/or asset sales. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the impacts of the increase in interest rates and inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and the Company’s Supplemental Fixed Income Data package for the quarter ended June 30, 2023, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Dividends/Share Repurchase Program
On April 26, 2023, Vornado announced the postponement of dividends on its common shares until the end of 2023, at which time, upon finalization of its 2023 taxable income, including the impact of asset sales, it will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by its Board of Trustees. Cash retained from dividends or from asset sales will be used to reduce debt and/or to fund the share repurchase program discussed below.
Vornado also announced that its Board of Trustees has authorized the repurchase of up to $200,000,000 of its outstanding common shares under a newly established share repurchase program.
During the three and six months ended June 30, 2023, we repurchased 1,722,295 common shares for $23,216,000 at an average price per share of $13.48.
350 Park Avenue
On January 24, 2023, we and the Rudin family (“Rudin”) completed agreements with Citadel Enterprise Americas LLC (“Citadel”) and with an affiliate of Kenneth C. Griffin, Citadel’s Founder and CEO (“KG”), for a series of transactions relating to 350 Park Avenue and 40 East 52nd Street.
Pursuant to the agreements, Citadel master leases 350 Park Avenue, a 585,000 square foot Manhattan office building, on an “as is” basis for ten years, with an initial annual net rent of $36,000,000. Per the terms of the lease, no tenant allowance or free rent was provided. Citadel has also master leased Rudin’s adjacent property at 40 East 52nd Street (390,000 square feet).
In addition, we entered into a joint venture with Rudin (the “Vornado/Rudin JV”) which was formed to purchase 39 East 51st Street. Upon formation of the KG joint venture described below, 39 East 51st Street will be combined with 350 Park Avenue and 40 East 52nd Street to create a premier development site (collectively, the “Site”). On June 20, 2023, the Vornado/Rudin JV completed the purchase of 39 East 51st Street for $40,000,000, which was funded on a 50/50 basis by Vornado and Rudin.
From October 2024 to June 2030, KG will have the option to either:
•acquire a 60% interest in a joint venture with the Vornado/Rudin JV that would value the Site at $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin) and build a new 1,700,000 square foot office tower (the “Project”) pursuant to East Midtown Subdistrict zoning with the Vornado/Rudin JV as developer. KG would own 60% of the joint venture and the Vornado/Rudin JV would own 40% (with Vornado owning 36% and Rudin owning 4% of the joint venture along with a $250,000,000 preferred equity interest in the Vornado/Rudin JV).
◦at the joint venture formation, Citadel or its affiliates will execute a pre-negotiated 15-year anchor lease with renewal options for approximately 850,000 square feet (with expansion and contraction rights) at the Project for its primary office in New York City;
◦the rent for Citadel’s space will be determined by a formula based on a percentage return (that adjusts based on the actual cost of capital) on the total Project cost;
◦the master leases will terminate at the scheduled commencement of demolition;
•or, exercise an option to purchase the Site for $1.4 billion ($1.085 billion to Vornado and $315,000,000 to Rudin), in which case the Vornado/Rudin JV would not participate in the new development.
Further, the Vornado/Rudin JV will have the option from October 2024 to September 2030 to put the Site to KG for $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin). For ten years following any put option closing, unless the put option is exercised in response to KG’s request to form the joint venture or KG makes a $200,000,000 termination payment, the Vornado/Rudin JV will have the right to invest in a joint venture with KG on the terms described above if KG proceeds with development of the Site.

BUSINESS DEVELOPMENTS
Dispositions
Alexander's, Inc. ("Alexander's")
On May 19, 2023, Alexander's completed the sale of the Rego Park III land parcel, located in Queens, New York, for $71,060,000, inclusive of consideration for Brownfield tax benefits and reimbursement of costs for plans, specifications and improvements to date. As a result of the sale, we recognized our $16,396,000 share of the net gain and received a $711,000 sales commission from Alexander’s, of which $250,000 was paid to a third-party broker.
The Armory Show
On July 3, 2023, we completed the sale of The Armory Show, located in New York, for $24,400,000, subject to certain post-closing adjustments. The financial statement gain, which will be recognized in the third quarter of 2023, will be approximately $20,000,000.
Manhattan Retail Properties Sale
On July 27, 2023, we entered into an agreement to sell four Manhattan retail properties located at 510 Fifth Avenue, 148–150 Spring Street, 443 Broadway and 692 Broadway for $100,000,000. We expect to close the sale in the third quarter of 2023 and recognize a financial statement loss of approximately $500,000. The sale is subject to customary closing conditions.
Financing Activity
150 West 34th Street Loan Participation
On January 9, 2023, our $105,000,000 participation in the $205,000,000 mortgage loan on 150 West 34th Street was repaid, which reduced “other assets” and “mortgages payable, net” on our consolidated balance sheets by $105,000,000. The remaining $100,000,000 mortgage loan balance bears interest at SOFR plus 1.86%, subject to an interest rate cap arrangement with a SOFR strike rate of 4.10%, and matures in May 2024.
697-703 Fifth Avenue (Fifth Avenue and Times Square JV)
On June 14, 2023, the Fifth Avenue and Times Square JV completed a restructuring of the 697-703 Fifth Avenue $421,000,000 non-recourse mortgage loan, which matured in December 2022. The restructured $355,000,000 loan, which had its principal reduced through an application of property-level reserves and funds from the partners, was split into (i) a $325,000,000 senior note, which bears interest at SOFR plus 2.00%, and (ii) a $30,000,000 junior note, which accrues interest at a fixed rate of 4.00%. The restructured loan matures in March 2028, as fully extended. Any amounts funded for future re-leasing of the property will be senior to the $30,000,000 junior note.
512 West 22nd Street
On June 28, 2023, a joint venture, in which we have a 55% interest, completed a $129,250,000 refinancing of 512 West 22nd Street, a 173,000 square foot Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.00% in year one and SOFR plus 2.35% thereafter. The loan matures in June 2025 with a one-year extension option subject to debt service coverage ratio, loan-to-value and debt yield requirements. The loan replaces the previous $137,124,000 loan that bore interest at LIBOR plus 1.85% and had an initial maturity of June 2023. In addition, the joint venture entered into the interest rate cap arrangement detailed in the table on the following page.
825 Seventh Avenue
On July 24, 2023, a joint venture, in which we have a 50% interest, completed a $54,000,000 refinancing of the office condominium of 825 Seventh Avenue, a 173,000 square foot Manhattan office and retail building. The interest-only loan bears a rate of SOFR plus 2.75%, with a 30 basis point reduction available upon satisfaction of certain leasing conditions, and matures in January 2026. The loan replaces the previous $60,000,000 loan that bore interest at LIBOR plus 2.35% and was scheduled to mature in July 2023.

BUSINESS DEVELOPMENTS
Financing Activity - continued
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the six months ended June 30, 2023. See page 34 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
555 California Street (effective 05/24)	$840,000	6.03%	05/26	S+205
Unsecured term loan(1) (effective 10/23)	150,000	5.12%	07/25	S+129

		Index Strike Rate
Interest rate caps:
1290 Avenue of the Americas (70.0% interest) (effective 11/23)(2)	$665,000	1.00%	11/25	S+162
One Park Avenue (effective 3/24)	525,000	3.89%	03/25	S+122
731 Lexington Avenue office condominium (32.4% interest) (effective 7/23)	162,000	6.00%	06/24	Prime + 0
640 Fifth Avenue (52.0% interest)	259,925	4.00%	05/24	S+111
512 West 22nd Street (55.0% interest)	71,088	4.50%	06/25	S+200
____________________
(1)In addition to the swap disclosed above, the unsecured term loan, which matures in December 2027, is subject to various interest rate swap arrangements that were entered into in prior periods. The table below summarizes the impact of the swap arrangements on the unsecured term loan.

	Swapped Balance	All-In Swapped Rate	Unswapped Balance (bears interest at S+129)
Through 10/23	$800,000	4.04%	$—
10/23 through 07/25	700,000	4.52%	100,000
07/25 through 10/26	550,000	4.35%	250,000
10/26 through 08/27	50,000	4.03%	750,000
(2)In connection with the arrangement, we made a $63,100 up-front payment, of which $18,930 is attributable to noncontrolling interests.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Six Months Ended June 30,
	June 30,			March 31, 2023
	2023		2022		2023		2022
Total revenues	$472,359		$453,494	$445,923	$918,282		$895,624

Net income attributable to common shareholders	$46,377		$50,418	$5,168	$51,545		$76,896
Per common share:
Basic	$0.24		$0.26	$0.03	$0.27		$0.40
Diluted	$0.24		$0.26	$0.03	$0.27		$0.40

Net income attributable to common shareholders, as adjusted (non-GAAP)	$27,454		$37,403	$2,373	$29,827		$69,209
Per diluted share (non-GAAP)	$0.14		$0.19	$0.01	$0.15		$0.36

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$140,737		$160,059	$116,288	$257,032		$312,496
Per diluted share (non-GAAP)	$0.72		$0.83	$0.60	$1.32		$1.62

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$144,059		$154,965	$119,083	$263,149		$309,997
FFO - Operating Partnership ("OP") basis (non-GAAP)	$155,149		$166,500	$128,229	$283,385		$333,003
Per diluted share (non-GAAP)	$0.74		$0.80	$0.61	$1.35		$1.60

Dividends per common share	$—	(1)	$0.53	$0.375	$0.375	(1)	$1.06

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	—%	(1)	63.9%	62.5%	28.4%	(1)	65.4%
FAD payout ratio	—%	(1)	80.3%	85.2%	36.8%	(1)	77.9%

Weighted average common shares outstanding (REIT basis)	191,468		191,750	191,869	191,668		191,737
Convertible units:
Class A units	13,943		13,509	13,933	13,938		13,463
Convertible securities	3,378		1,412	2,470	2,852		1,271
Share based payment awards	357		643	436	370		701
Weighted average common shares outstanding (OP basis)	209,146		207,314	208,708	208,828		207,172
____________________
(1)On April 26, 2023, Vornado announced the postponement of dividends on its common shares until the end of 2023, at which time, upon finalization of its 2023 taxable income, including the impact of asset sales, it will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by its Board of Trustees.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2023 VS. Q2 2022 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2022	$160.1	$0.83

Increase (decrease) in FFO, as adjusted due to:
Non-recurring items impacting current quarter earnings:
345 Montgomery Street tenant settlement proceeds, net of legal expenses	14.1
Accelerated stock compensation expense on the June 2023 grant due to accelerated vesting conditions for retirement-eligible employees	(7.5)
697-703 Fifth Avenue loan default interest in excess of rate under restructured loan(1)	(4.7)
Total non-recurring items impacting current quarter earnings	1.9
Increase in interest expense, net of increase in interest income	(21.8)
Sale of 33‐00 Northern Boulevard, 40 Fulton Street and street retail properties	(2.6)
Tenant related items	2.2
Other, net	(0.4)
	(20.7)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	1.3
Net decrease	(19.4)	(0.11)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2023	$140.7	$0.72
________________________________
(1)The accrued default interest was forgiven by the lender as part of the June 2023 restructuring of the loan. In accordance with GAAP, the accrued amount will be amortized over the remaining term of the restructured loan, reducing future interest expense.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2023	December 31, 2022
ASSETS
Real estate, at cost:
Land	$2,457,589	$2,451,828	$5,761
Buildings and improvements	9,839,556	9,804,204	35,352
Development costs and construction in progress	1,177,290	933,334	243,956
Leasehold improvements and equipment	127,319	125,389	1,930
Total	13,601,754	13,314,755	286,999
Less accumulated depreciation and amortization	(3,625,270)	(3,470,991)	(154,279)
Real estate, net	9,976,484	9,843,764	132,720
Right-of-use assets	685,536	684,380	1,156
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	1,133,693	889,689	244,004
Restricted cash	178,440	131,468	46,972
Investments in U.S. Treasury bills	—	471,962	(471,962)
Total	1,312,133	1,493,119	(180,986)
Tenant and other receivables	87,551	81,170	6,381
Investments in partially owned entities	2,641,297	2,665,073	(23,776)
220 CPS condominium units ready for sale	39,098	43,599	(4,501)
Receivable arising from the straight-lining of rents	693,220	694,972	(1,752)
Deferred leasing costs, net	359,752	373,555	(13,803)
Identified intangible assets, net	134,683	139,638	(4,955)
Other assets	508,085	474,105	33,980
Total assets	$16,437,839	$16,493,375	$(55,536)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,715,138	$5,829,018	$(113,880)
Senior unsecured notes, net	1,192,853	1,191,832	1,021
Unsecured term loan, net	793,864	793,193	671
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	744,696	735,969	8,727
Accounts payable and accrued expenses	504,295	450,881	53,414
Deferred revenue	35,884	39,882	(3,998)
Deferred compensation plan	99,050	96,322	2,728
Other liabilities	302,233	268,166	34,067
Total liabilities	9,963,013	9,980,263	(17,250)
Redeemable noncontrolling interests	480,296	436,732	43,564
Shareholders' equity	5,734,857	5,839,728	(104,871)
Noncontrolling interests in consolidated subsidiaries	259,673	236,652	23,021
Total liabilities, redeemable noncontrolling interests and equity	$16,437,839	$16,493,375	$(55,536)

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2023
	2023	2022	Variance
Property rentals(1)	$365,216	$345,607	$19,609	$343,152
Tenant expense reimbursements(1)	47,743	42,756	4,987	56,095
Amortization of acquired below-market leases, net	1,360	1,487	(127)	1,367
Straight-lining of rents	4,515	15,344	(10,829)	(3,821)
Total rental revenues	418,834	405,194	13,640	396,793
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,146	33,999	1,147	35,328
Management and leasing fees	3,658	2,866	792	3,049
Other income	14,721	11,435	3,286	10,753
Total revenues	472,359	453,494	18,865	445,923
Operating expenses	(222,723)	(222,309)	(414)	(228,773)
Depreciation and amortization	(107,162)	(118,662)	11,500	(106,565)
General and administrative	(39,410)	(31,902)	(7,508)	(41,595)
(Expense) benefit from deferred compensation plan liability	(2,182)	7,594	(9,776)	(3,728)
Transaction related costs and other	(30)	(2,960)	2,930	(658)
Total expenses	(371,507)	(368,239)	(3,268)	(381,319)
Income from partially owned entities	37,272	25,720	11,552	16,666
Loss from real estate fund investments	(102)	(142)	40	(19)
Interest and other investment income, net	13,255	3,036	10,219	9,603
Income (loss) from deferred compensation plan assets	2,182	(7,594)	9,776	3,728
Interest and debt expense	(87,165)	(62,640)	(24,525)	(86,237)
Net gains on disposition of wholly owned and partially owned assets	936	28,832	(27,896)	7,520
Income before income taxes	67,230	72,467	(5,237)	15,865
Income tax expense	(4,497)	(3,564)	(933)	(4,667)
Net income	62,733	68,903	(6,170)	11,198
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	2,781	826	1,955	9,928
Operating Partnership	(3,608)	(3,782)	174	(429)
Net income attributable to Vornado	61,906	65,947	(4,041)	20,697
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net income attributable to common shareholders	$46,377	$50,418	$(4,041)	$5,168

Capitalized expenditures:
Development payroll	$2,704	$2,720	$(16)	$2,849
Interest and debt expense	9,949	3,701	6,248	8,857
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2023	2022	Variance
Property rentals(1)	$708,368	$676,966	$31,402
Tenant expense reimbursements(1)	103,838	86,428	17,410
Amortization of acquired below-market leases, net	2,727	2,404	323
Straight-lining of rents	694	36,679	(35,985)
Total rental revenues	815,627	802,477	13,150
Fee and other income:
BMS cleaning fees	70,474	66,690	3,784
Management and leasing fees	6,707	5,635	1,072
Other income	25,474	20,822	4,652
Total revenues	918,282	895,624	22,658
Operating expenses	(451,496)	(438,838)	(12,658)
Depreciation and amortization	(213,727)	(236,105)	22,378
General and administrative	(81,005)	(73,118)	(7,887)
(Expense) benefit from deferred compensation plan liability	(5,910)	9,538	(15,448)
Transaction related costs and other	(688)	(3,965)	3,277
Total expenses	(752,826)	(742,488)	(10,338)
Income from partially owned entities	53,938	59,434	(5,496)
(Loss) income from real estate fund investments	(121)	5,532	(5,653)
Interest and other investment income, net	22,858	4,054	18,804
Income (loss) from deferred compensation plan assets	5,910	(9,538)	15,448
Interest and debt expense	(173,402)	(114,749)	(58,653)
Net gains on disposition of wholly owned and partially owned assets	8,456	35,384	(26,928)
Income before income taxes	83,095	133,253	(50,158)
Income tax expense	(9,164)	(10,975)	1,811
Net income	73,931	122,278	(48,347)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	12,709	(8,548)	21,257
Operating Partnership	(4,037)	(5,776)	1,739
Net income attributable to Vornado	82,603	107,954	(25,351)
Preferred share dividends	(31,058)	(31,058)	—
Net income attributable to common shareholders	$51,545	$76,896	$(25,351)

Capitalized expenditures:
Development payroll	$5,553	$5,109	$444
Interest and debt expense	18,806	7,221	11,585
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2023
	Total	New York	Other
Property rentals(1)	$365,216	$274,072	$91,144
Tenant expense reimbursements(1)	47,743	36,002	11,741
Amortization of acquired below-market leases, net	1,360	1,191	169
Straight-lining of rents	4,515	5,437	(922)
Total rental revenues	418,834	316,702	102,132
Fee and other income:
BMS cleaning fees	35,146	37,754	(2,608)
Management and leasing fees	3,658	3,761	(103)
Other income	14,721	4,254	10,467
Total revenues	472,359	362,471	109,888
Operating expenses	(222,723)	(176,410)	(46,313)
Depreciation and amortization	(107,162)	(84,584)	(22,578)
General and administrative	(39,410)	(11,423)	(27,987)
Expense from deferred compensation plan liability	(2,182)	—	(2,182)
Transaction related costs and other	(30)	(1)	(29)
Total expenses	(371,507)	(272,418)	(99,089)
Income from partially owned entities	37,272	35,481	1,791
Loss from real estate fund investments	(102)	—	(102)
Interest and other investment income, net	13,255	3,971	9,284
Income from deferred compensation plan assets	2,182	—	2,182
Interest and debt expense	(87,165)	(39,051)	(48,114)
Net gains on disposition of wholly owned and partially owned assets	936	—	936
Income (loss) before income taxes	67,230	90,454	(23,224)
Income tax expense	(4,497)	(1,327)	(3,170)
Net income (loss)	62,733	89,127	(26,394)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	2,781	7,348	(4,567)
Net income (loss) attributable to Vornado Realty L.P.	65,514	$96,475	$(30,961)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,580)
Preferred unit distributions	(15,557)
Net income attributable to common shareholders	$46,377
For the three months ended June 30, 2022
Net income (loss) attributable to Vornado Realty L.P.	$69,729	$99,838	$(30,109)
Net income attributable to common shareholders	$50,418
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2023
	Total	New York	Other
Property rentals(1)	$708,368	$549,875	$158,493
Tenant expense reimbursements(1)	103,838	82,665	21,173
Amortization of acquired below-market leases, net	2,727	2,389	338
Straight-lining of rents	694	1,289	(595)
Total rental revenues	815,627	636,218	179,409
Fee and other income:
BMS cleaning fees	70,474	75,432	(4,958)
Management and leasing fees	6,707	6,934	(227)
Other income	25,474	7,701	17,773
Total revenues	918,282	726,285	191,997
Operating expenses	(451,496)	(364,731)	(86,765)
Depreciation and amortization	(213,727)	(168,648)	(45,079)
General and administrative	(81,005)	(24,590)	(56,415)
Expense from deferred compensation plan liability	(5,910)	—	(5,910)
Transaction related costs and other	(688)	(11)	(677)
Total expenses	(752,826)	(557,980)	(194,846)
Income from partially owned entities	53,938	50,453	3,485
Loss from real estate fund investments	(121)	—	(121)
Interest and other investment income, net	22,858	6,996	15,862
Income from deferred compensation plan assets	5,910	—	5,910
Interest and debt expense	(173,402)	(79,551)	(93,851)
Net gains on disposition of wholly owned and partially owned assets	8,456	—	8,456
Income (loss) before income taxes	83,095	146,203	(63,108)
Income tax expense	(9,164)	(2,088)	(7,076)
Net income (loss)	73,931	144,115	(70,184)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	12,709	15,605	(2,896)
Net income (loss) attributable to Vornado Realty L.P.	86,640	$159,720	$(73,080)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,980)
Preferred unit distributions	(31,115)
Net income attributable to common shareholders	$51,545
For the six months ended June 30, 2022
Net income (loss) attributable to Vornado Realty L.P.	$113,730	$178,269	$(64,539)
Net income attributable to common shareholders	$76,896
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2023
	Total	New York	Other
Total revenues	$472,359	$362,471	$109,888
Operating expenses	(222,723)	(176,410)	(46,313)
NOI - consolidated	249,636	186,061	63,575
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,742)	(5,204)	(13,538)
Add: Our share of NOI from partially owned entities	70,745	67,509	3,236
NOI at share	301,639	248,366	53,273
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,570)	(6,797)	1,227
NOI at share - cash basis	$296,069	$241,569	$54,500

	For the Three Months Ended June 30, 2022
	Total	New York	Other
Total revenues	$453,494	$364,162	$89,332
Operating expenses	(222,309)	(176,572)	(45,737)
NOI - consolidated	231,185	187,590	43,595
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,299)	(10,707)	(5,592)
Add: Our share of NOI from partially owned entities	74,060	71,209	2,851
NOI at share	288,946	248,092	40,854
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,275)	(6,189)	1,914
NOI at share - cash basis	$284,671	$241,903	$42,768

	For the Three Months Ended March 31, 2023
	Total	New York	Other
Total revenues	$445,923	$363,814	$82,109
Operating expenses	(228,773)	(188,321)	(40,452)
NOI - consolidated	217,150	175,493	41,657
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,764)	(4,823)	(6,941)
Add: Our share of NOI from partially owned entities	68,097	65,324	2,773
NOI at share	273,483	235,994	37,489
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	5,052	5,033	19
NOI at share - cash basis	$278,535	$241,027	$37,508
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2023
	Total	New York	Other
Total revenues	$918,282	$726,285	$191,997
Operating expenses	(451,496)	(364,731)	(86,765)
NOI - consolidated	466,786	361,554	105,232
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(30,506)	(10,027)	(20,479)
Add: Our share of NOI from partially owned entities	138,842	132,833	6,009
NOI at share	575,122	484,360	90,762
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(518)	(1,764)	1,246
NOI at share - cash basis	$574,604	$482,596	$92,008

	For the Six Months Ended June 30, 2022
	Total	New York	Other
Total revenues	$895,624	$722,710	$172,914
Operating expenses	(438,838)	(354,107)	(84,731)
NOI - consolidated	456,786	368,603	88,183
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(36,334)	(24,017)	(12,317)
Add: Our share of NOI from partially owned entities	152,752	147,173	5,579
NOI at share	573,204	491,759	81,445
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(7,405)	(10,164)	2,759
NOI at share - cash basis	$565,799	$481,595	$84,204
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
NOI at share:
New York:
Office(1)	$186,042	$182,042	$174,270	$360,312	$359,851
Retail	47,428	51,438	47,196	94,624	103,543
Residential	5,467	5,250	5,458	10,925	10,024
Alexander’s	9,429	9,362	9,070	18,499	18,341
Total New York	248,366	248,092	235,994	484,360	491,759
Other:
THE MART	16,462	19,947	15,409	31,871	39,861
555 California Street(2)	31,347	16,724	16,929	48,276	32,959
Other investments	5,464	4,183	5,151	10,615	8,625
Total Other	53,273	40,854	37,489	90,762	81,445
NOI at share	$301,639	$288,946	$273,483	$575,122	$573,204

NOI at share - cash basis:
New York:
Office(1)	$181,253	$180,326	$182,081	$363,334	$358,153
Retail	44,956	47,189	44,034	88,990	94,582
Residential	5,129	4,309	5,051	10,180	8,998
Alexander's	10,231	10,079	9,861	20,092	19,862
Total New York	241,569	241,903	241,027	482,596	481,595
Other:
THE MART	16,592	21,541	14,675	31,267	41,977
555 California Street(2)	32,284	16,855	17,718	50,002	33,215
Other investments	5,624	4,372	5,115	10,739	9,012
Total Other	54,500	42,768	37,508	92,008	84,204
NOI at share - cash basis	$296,069	$284,671	$278,535	$574,604	$565,799
________________________________
(1)Includes BMS NOI of $6,797, $6,468, $6,289, $13,086 and $12,250, respectively, for the three months ended June 30, 2023 and 2022 and March 31, 2023 and the six months ended June 30, 2023 and 2022.
(2)2023 includes our $14,103 share of the receipt of a tenant settlement, net of legal expenses.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART	555 California Street(1)
Same store NOI at share % increase (decrease)(2):
Three months ended June 30, 2023 compared to June 30, 2022	6.7%	2.9%	(17.5)%	87.4%
Six months ended June 30, 2023 compared to June 30, 2022	3.3%	2.3%	(20.0)%	46.5%
Three months ended June 30, 2023 compared to March 31, 2023	8.5%	3.0%	6.8%	85.2%

Same store NOI at share - cash basis % increase (decrease)(2):
Three months ended June 30, 2023 compared to June 30, 2022	6.2%	2.7%	(23.0)%	91.5%
Six months ended June 30, 2023 compared to June 30, 2022	3.9%	3.2%	(25.5)%	50.5%
Three months ended June 30, 2023 compared to March 31, 2023	6.1%	(0.1)%	13.1%	82.2%
________________________________
(1)2023 includes our $14,103,000 share of the receipt of a tenant settlement, net of legal expenses.
(2)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2023 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.		Cash Amount Expended	Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)			Stabilization Year
PENN 2 - as expanded	New York	1,795,000	750,000	515,417	234,583	2025	9.5%
PENN 1 (including LIRR Concourse Retail)(2)	New York	2,559,000	450,000	401,262	48,738	N/A	13.2%	(2)(3)
Districtwide Improvements	New York	N/A	100,000	43,713	56,287	N/A	N/A
Total Active PENN District Projects			1,300,000	960,392	339,608		10.1%
________________________________
(1)Excluding debt and equity carry.
(2)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.2% projected return is before the ground rent reset in June 2023, which has yet to be determined and may be material.
(3)Projected to be achieved as pre-redevelopment leases roll, which have an approximate average remaining term of 3.2 years.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF JUNE 30, 2023 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
350 Park Avenue	New York	1,389,000	(1)
Hotel Pennsylvania site(2)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(3)	New York	280,000

Undeveloped Land
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		585,000
____________________
(1)Reflects entire assemblage, see page 3 for further information.
(2)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(3)The building is subject to a ground lease which expires in 2114.
There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended June 30, 2023
Total square feet leased	279	205	29	6
Our share of square feet leased:	224	159	29	4
Initial rent(1)	$91.57	$50.29	$56.85	$120.56
Weighted average lease term (years)	10.7	5.1	3.7	5.2
Second generation relet space:
Square feet	174	97	21	4
GAAP basis:
Straight-line rent(2)	$88.94	$43.49	$52.85	$124.51
Prior straight-line rent	$80.93	$36.05	$59.49	$110.40
Percentage increase (decrease)	9.9%	20.6%	(11.2)%	12.8%
Cash basis (non-GAAP):
Initial rent(1)	$92.00	$42.27	$56.04	$120.56
Prior escalated rent	$87.03	$36.57	$64.70	$117.75
Percentage increase (decrease)	5.7%	15.6%	(13.4)%	2.4%
Tenant improvements and leasing commissions:
Per square foot	$117.09	$82.49	$17.97	$47.44
Per square foot per annum	$10.94	$16.17	$4.86	$9.12
Percentage of initial rent	11.9%	32.2%	8.5%	7.6%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Six Months Ended June 30, 2023
Total square feet leased	1,056	230	108	10
Our share of square feet leased:	996	179	108	7
Initial rent(1)	$98.89	$85.76	$56.55	$134.70
Weighted average lease term (years)	9.8	5.3	6.0	5.9
Second generation relet space:
Square feet	851	104	72	4
GAAP basis:
Straight-line rent(2)	$102.79	$79.18	$57.04	$124.51
Prior straight-line rent	$94.53	$71.15	$59.60	$110.40
Percentage increase (decrease)	8.7%	11.3%	(4.3)%	12.8%
Cash basis (non-GAAP):
Initial rent(1)	$101.99	$78.04	$58.97	$120.56
Prior escalated rent	$99.60	$71.83	$65.12	$117.75
Percentage increase (decrease)	2.4%	8.6%	(9.4)%	2.4%
Tenant improvements and leasing commissions:
Per square foot	$44.61	$93.25	$44.90	$135.20
Per square foot per annum	$4.55	$17.59	$7.48	$22.92
Percentage of initial rent	4.6%	20.5%	13.2%	17.0%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Second Quarter 2023(2)	45,000		$3,072,000	$68.27	0.3%

	Third Quarter 2023	172,000		15,494,000	90.08	1.3%
	Fourth Quarter 2023	499,000		49,049,000	98.29	4.0%
	Total 2023	671,000		64,543,000	96.19	5.3%
	First Quarter 2024	148,000		14,676,000	99.16	1.2%
	Second Quarter 2024	379,000		35,454,000	93.55	2.9%
	Remaining 2024	354,000		33,968,000	95.95	2.8%
	2025	709,000		59,405,000	83.79	4.9%
	2026	1,217,000		101,097,000	83.07	8.3%
	2027	1,160,000		91,524,000	78.90	7.5%
	2028	1,014,000		79,315,000	78.22	6.5%
	2029	1,205,000		96,791,000	80.32	8.0%
	2030	627,000		52,995,000	84.52	4.4%
	2031	887,000		78,708,000	88.74	6.5%
	2032	958,000		94,181,000	98.31	7.8%
	2033	527,000		45,048,000	85.48	3.8%
	Thereafter	4,639,000	(3)	361,673,000	77.96	29.8%

Retail:	Second Quarter 2023(2)	39,000		$2,612,000	$66.97	1.0%

	Third Quarter 2023	7,000		4,649,000	664.14	1.8%
	Fourth Quarter 2023	5,000		384,000	76.80	0.1%
	Total 2023	12,000		5,033,000	419.42	1.9%
	First Quarter 2024	100,000		3,230,000	32.30	1.2%
	Second Quarter 2024	97,000		20,520,000	211.55	7.7%
	Remaining 2024	23,000		4,326,000	188.09	1.6%
	2025	45,000		15,215,000	338.11	5.7%
	2026	82,000		26,348,000	321.32	9.9%
	2027	34,000		19,027,000	559.62	7.2%
	2028	29,000		14,214,000	490.14	5.4%
	2029	45,000		26,816,000	595.91	10.1%
	2030	156,000		23,843,000	152.84	9.0%
	2031	86,000		29,964,000	348.42	11.3%
	2032	57,000		28,892,000	506.88	10.9%
	2033	40,000		7,045,000	176.13	2.7%
	Thereafter	341,000		38,120,000	111.79	14.4%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Second Quarter 2023(2)	4,000	$288,000	$72.00	0.2%

	Third Quarter 2023	160,000	8,294,000	51.84	5.6%
	Fourth Quarter 2023	47,000	2,742,000	58.34	1.9%
	Total 2023	207,000	11,036,000	53.31	7.5%
	First Quarter 2024	106,000	5,937,000	56.01	4.0%
	Second Quarter 2024	51,000	3,031,000	59.43	2.1%
	Remaining 2024	91,000	5,220,000	57.36	3.5%
	2025	206,000	11,193,000	55.97	7.6%
	2026	286,000	16,345,000	57.15	11.1%
	2027	189,000	10,117,000	53.53	6.8%
	2028	693,000	33,922,000	48.95	22.8%
	2029	96,000	5,103,000	53.16	3.5%
	2030	38,000	2,327,000	61.24	1.6%
	2031	294,000	13,948,000	47.44	9.4%
	2032	374,000	17,612,000	47.09	11.9%
	2033	57,000	2,891,000	50.72	2.0%
	Thereafter	194,000	8,881,000	45.78	6.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Second Quarter 2023(2)	—	$—	$—	0.0%

	Third Quarter 2023	—	—	—	0.0%
	Fourth Quarter 2023	—	—	—	0.0%
	Total 2023	—	—	—	0.0%
	First Quarter 2024	—	—	—	0.0%
	Second Quarter 2024	—	—	—	0.0%
	Remaining 2024	65,000	6,799,000	104.60	6.2%
	2025	274,000	25,204,000	91.99	23.0%
	2026	238,000	24,078,000	101.17	22.0%
	2027	65,000	6,226,000	95.78	5.7%
	2028	112,000	10,087,000	90.06	9.2%
	2029	120,000	11,782,000	98.18	10.8%
	2030	109,000	9,812,000	90.02	9.0%
	2031	—	—	—	0.0%
	2032	5,000	650,000	130.00	0.6%
	2033	15,000	1,745,000	116.33	1.6%
	Thereafter	173,000	13,187,000	76.23	11.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$46,006	$85,573	$75,133
Tenant improvements	32,352	41,934	68,284
Leasing commissions	6,304	16,005	36,274
Recurring tenant improvements, leasing commissions and other capital expenditures	84,662	143,512	179,691
Non-recurring capital expenditures(1)	23,057	32,583	19,849
Total capital expenditures and leasing commissions	$107,719	$176,095	$199,540

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$148,118	$266,676	$105,267
Hotel Pennsylvania site	45,145	77,965	54,280
PENN 1	43,807	102,445	171,824
THE MART 2.0	15,384	10,130	729
PENN Districtwide improvements	8,551	11,096	14,116
The Farley Building	7,088	224,382	202,414
PENN 11	4,334	10,430	418
220 CPS	3,158	10,186	19,351
Other	14,207	24,689	17,541
	$289,792	$737,999	$585,940
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$35,600	$60,588	$61,420
Tenant improvements	18,431	27,862	59,522
Leasing commissions	5,664	10,465	27,284
Recurring tenant improvements, leasing commissions and other capital expenditures	59,695	98,915	148,226
Non-recurring capital expenditures(1)	19,926	28,992	19,694
Total capital expenditures and leasing commissions	$79,621	$127,907	$167,920

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$148,118	$266,676	$105,267
Hotel Pennsylvania site	45,145	77,965	54,280
PENN 1	43,807	102,445	171,824
PENN Districtwide improvements	8,551	11,096	14,116
The Farley Building	7,088	224,382	202,414
PENN 11	4,334	10,430	418
Other	11,950	20,606	12,220
	$268,993	$713,600	$560,539
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
THE MART
(Amounts in thousands)
	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$6,766	$18,137	$7,199
Tenant improvements	13,908	11,977	5,683
Leasing commissions	636	2,610	2,047
Recurring tenant improvements, leasing commissions and other capital expenditures	21,310	32,724	14,929
Non-recurring capital expenditures(1)	3,047	676	155
Total capital expenditures and leasing commissions	$24,357	$33,400	$15,084

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
THE MART 2.0	$15,384	$10,130	$729
Other	2,257	4,083	1,068
	$17,641	$14,213	$1,797
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$3,640	$6,848	$6,514
Tenant improvements	13	2,095	3,079
Leasing commissions	4	2,930	6,943
Recurring tenant improvements, leasing commissions and other capital expenditures	3,657	11,873	16,536
Non-recurring capital expenditures(1)	84	2,915	—
Total capital expenditures and leasing commissions	$3,741	$14,788	$16,536

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$—	$4,253
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Six Months Ended June 30, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$3,158	$10,186	$19,351
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of June 30, 2023
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)		Spread over LIBOR/SOFR		Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,256,952	$418,914	(4)	$855,000	Various		Various		Various

Alexander's	Office/Retail	32.4%	96,288	355,280		1,096,544	Various		Various		Various

Partially owned office buildings/land:
512 West 22nd Street	Office/Retail	55.0%	60,656	71,088		129,250	06/25		S+200		6.50%
West 57th Street properties	Office/Retail/Land	50.0%	51,999	—		—	—		—		—
280 Park Avenue	Office/Retail	50.0%	42,964	600,000		1,200,000	09/24		L+173	(5)	5.81%
825 Seventh Avenue	Office	50.0%	13,947	30,000		60,000	07/23	(6)	L+235	(5)	7.54%
61 Ninth Avenue	Office/Retail	45.1%	4,384	75,543		167,500	01/26		S+146		5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024		800,000	12/29		N/A		3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	54,234	338,175		675,000	07/25		N/A		4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	34,515	12,603		25,000	04/26	(7)	S+200		7.14%
Other	Various	Various	25,358	124,409		666,084	Various		Various		Various
			$2,641,297	$2,187,036		$5,674,378
Investments in partially owned entities included in other liabilities(8):
7 West 34th Street	Office/Retail	53.0%	$(67,729)	$159,000		$300,000	06/26		N/A		3.65%
85 Tenth Avenue	Office/Retail	49.9%	(11,200)	311,875		625,000	12/26		N/A		4.55%
			$(78,929)	$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On June 14, 2023, the Fifth Avenue and Times Square JV completed a restructuring of the 697-703 Fifth Avenue non-recourse mortgage loan, which matured in December 2022. See page 4 for details.
(5)As of June 30, 2023, all of our LIBOR-indexed debt and derivatives have been transitioned. However, certain of these instruments had a LIBOR-indexed rate in effect at quarter end due to the June 2023 contractual reset date occurring before the reference rate transition date.
(6)On July 24, 2023, we completed a $54,000 refinancing of 825 Seventh Avenue. See page 4 for details.
(7)On April 6, 2023, we completed a $25,000 refinancing of Rosslyn Plaza. The new loan matures in April 2026 and bears interest at SOFR plus 2.00%.
(8)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2023	Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2023		2022	2023		2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$5,941	(1)(2)	$13,665	$29,689	(2)	$34,208
Return on preferred equity, net of our share of the expense		9,329		9,329	—		—
		15,270		22,994	29,689		34,208
Alexander's	32.4%	19,714	(3)	4,824	9,429		9,362
280 Park Avenue	50.0%	(4,981)		7	10,112		9,865
85 Tenth Avenue	49.9%	(1,653)		(4,087)	3,345		1,145
7 West 34th Street	53.0%	1,134		1,062	3,658		3,661
512 West 22nd Street	55.0%	(797)		(277)	1,499		1,252
Independence Plaza	50.1%	(630)		(792)	4,952		4,784
West 57th Street properties	50.0%	(258)		(252)	(15)		33
61 Ninth Avenue	45.1%	38		297	1,923		1,693
Other, net	Various	7,644		236	2,917		5,206
		35,481		24,012	67,509		71,209
Other:
Alexander's corporate fee income	32.4%	1,699		1,162	1,028		639
Rosslyn Plaza	43.7% to 50.4%	250		476	1,158		1,171
Other, net	Various	(158)		70	1,050		1,041
		1,791		1,708	3,236		2,851

Total		$37,272		$25,720	$70,745		$74,060
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)Includes reductions in income at 697-703 Fifth Avenue and 666 Fifth Avenue upon lease renewals.
(3)On May 19, 2023, Alexander’s completed the sale of the Rego Park III land parcel for $71,060. As a result of the sale, we recognized our $16,396 share of the net gain and received a $711 sales commission from Alexander’s, of which $250 was paid to a third-party broker.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at June 30, 2023	Our Share of Net Income (Loss) for the Six Months Ended June 30,			Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2023		2022	2023		2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$16,140	(1)(2)	$29,974	$59,253	(2)	$70,354
Return on preferred equity, net of our share of the expense		18,555		18,555	—		—
		34,695		48,529	59,253		70,354
Alexander's	32.4%	23,285	(3)	9,495	18,499		18,341
280 Park Avenue	50.0%	(9,510)		2,336	20,353		20,416
85 Tenth Avenue	49.9%	(5,847)		(5,462)	4,855		5,102
7 West 34th Street	53.0%	2,219		2,154	7,254		7,285
512 West 22nd Street	55.0%	(1,152)		(150)	2,981		2,259
Independence Plaza	50.1%	(1,127)		(1,931)	9,961		9,260
West 57th Street properties	50.0%	(426)		(455)	67		121
61 Ninth Avenue	45.1%	(8)		1,010	3,771		3,428
Other, net	Various	8,324		530	5,839		10,607
		50,453		56,056	132,833		147,173
Other:
Alexander's corporate fee income	32.4%	2,872		2,182	1,679		1,135
Rosslyn Plaza	43.7% to 50.4%	779		928	2,272		2,285
Other, net	Various	(166)		268	2,058		2,159
		3,485		3,378	6,009		5,579

Total		$53,938		$59,434	$138,842		$152,752
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)Includes reductions in income at 697-703 Fifth Avenue and 666 Fifth Avenue upon lease renewals.
(3)On May 19, 2023, Alexander’s completed the sale of the Rego Park III land parcel for $71,060. As a result of the sale, we recognized our $16,396 share of the net gain and received a $711 sales commission from Alexander’s, of which $250 was paid to a third-party broker.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			June 30, 2023
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,761,815
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,336,815
Pro rata share of debt of non-consolidated entities			2,657,911
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,312,667	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	June 30, 2023 Common Share Price
Equity:
Common shares	190,544	$18.14	3,456,468
Class A units	13,738	18.14	249,207
Convertible share equivalents:
Equity awards - unit equivalents	3,286	18.14	59,608
Series D-13 preferred units	2,574	18.14	46,692
Series G-1 through G-4 preferred units	169	18.14	3,066
Series A preferred shares	25	18.14	454
			3,815,495	(C)
Total Market Capitalization (A+B+C)			$15,351,197
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2023.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022
High price	$18.55	$26.76	$26.28	$30.90
Low price	$12.31	$12.53	$20.03	$22.83
Closing price - end of quarter	$18.14	$15.37	$20.81	$23.16

Annualized quarterly dividend per share(1)	$—	$1.50	$2.12	$2.12

Annualized dividend yield - on closing price	—%	9.8%	10.2%	9.2%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	210,336	209,950	208,678	208,220

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$3.8	Billion	$3.2	Billion	$4.3	Billion	$4.8	Billion
________________________________
(1)On April 26, 2023, Vornado announced the postponement of dividends on its common shares until the end of 2023, at which time, upon finalization of its 2023 taxable income, including the impact of asset sales, it will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by its Board of Trustees.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2023
	Total		Variable		Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,336,815	4.18%	$2,192,715	5.83%	$6,144,100	3.59%
Pro rata share of debt of non-consolidated entities	2,657,911	5.01%	1,456,961	5.95%	1,200,950	3.87%
Total	10,994,726	4.38%	3,649,676	5.87%	7,345,050	3.63%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)		—
Company's pro rata share of total debt	$10,312,667	4.24%	$2,967,617	5.75%	$7,345,050	3.63%
As of June 30, 2023, $2,595,365 of variable rate debt (at share) is subject to interest rate cap arrangements, the $372,252 of variable rate debt not subject to interest rate cap arrangements represents 4% of our total pro rata share of debt. See the following page for details.

	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan
Debt Covenant Ratios:(2)
	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	49%	Less than 60%	36%
Secured debt/total assets	Less than 50%	33%	Less than 50%	26%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.30		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.16
Unencumbered assets/unsecured debt	Greater than 150%	320%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.82

Consolidated Unencumbered EBITDA (non-GAAP):
Q2 2023 Annualized
New York	$274,940
Other	98,740
Total	$373,680
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of June 30, 2023.
(2)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF JUNE 30, 2023 (unaudited)
(Amounts in thousands)
	Debt Information				Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread		Notional Amount at Share		Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan
In-place swap	$840,000	05/28	S+205		$840,000		05/24		2.29%
Forward swap (effective 05/24)							05/26		6.03%
770 Broadway mortgage loan	700,000	07/27	S+225		700,000		07/27		4.98%
PENN 11 mortgage loan	500,000	10/25	S+206		500,000		03/24		2.22%
Unsecured revolving credit facility	575,000	12/27	S+114		575,000		08/27		3.87%
Unsecured term loan	800,000	12/27	S+129		800,000	(2)	10/23		4.04%
100 West 33rd Street mortgage loan	480,000	06/27	S+165		480,000		06/27		5.06%
888 Seventh Avenue mortgage loan	267,000	12/25	S+180		200,000		09/27		4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150		99,100		01/25		3.74%
Unconsolidated:
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151		97,200		05/25		1.76%
50-70 West 93rd Street mortgage loan	41,667	12/24	L+153	(3)	41,168		06/24		3.14%
	$4,420,867				4,332,468
Interest Rate Caps:									Index Strike Rate	Cash Interest Rate(4)	Effective Interest Rate(5)
Consolidated:
1290 Avenue of the Americas mortgage loan
In-place cap	$665,000	11/28	S+162		665,000		11/23		3.89%	5.51%	5.56%
Forward cap (effective 11/23)(6)							11/25		1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122		525,000	(7)	03/25		3.89%	5.11%	6.09%
150 West 34th Street mortgage loan	100,000	05/24	S+186		100,000		05/24		4.10%	5.96%	6.72%
606 Broadway mortgage loan	37,060	09/24	S+191		37,060		09/24		4.00%	5.91%	5.95%
Unconsolidated:
280 Park Avenue mortgage loan	600,000	09/24	L+173	(3)	600,000		09/23		4.08%	5.81%	6.09%
640 Fifth Avenue mortgage loan	259,925	05/24	S+111		259,925		05/24	(8)	4.00%	5.11%	6.03%
731 Lexington Avenue - office condominium mortgage loan	162,000	06/24	L+90	(9)	162,000		06/24		6.00%	6.09%	6.09%
61 Ninth Avenue mortgage loan	75,543	01/26	S+146		75,543		02/24		4.39%	5.85%	6.02%
512 West 22nd Street mortgage loan	71,088	06/25	S+200		71,088		06/25		4.50%	6.50%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145		65,624		11/24		4.15%	5.60%	6.28%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	L+294	(3)	34,125		05/24		4.00%	6.94%	6.98%
	$2,595,365				2,595,365	(10)

Fixed rate debt per loan agreements					3,012,582
Variable rate debt not subject to interest rate swaps or caps					372,252	(10)
Total debt at share					$10,312,667
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)The unsecured term loan is subject to various interest rate swap arrangements during its term. See page 5 for details.
(3)As of June 30, 2023, all of our LIBOR-indexed debt and derivatives have been transitioned. However, certain of these instruments had a LIBOR-indexed rate in effect at quarter end due to the June 2023 contractual reset date occurring before the reference rate transition date.
(4)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(5)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(6)Entered into in June 2023, see page 5 for details.
(7)In March 2023, we entered into a forward cap for the One Park Avenue mortgage loan. See page 5 for details.
(8)In May 2023, the Fifth Avenue and Times Square JV entered into an interest rate cap arrangement for the 640 Fifth Avenue mortgage loan. See page 5 for details.
(9)The interest rate converts to Prime in July 2023 and will be capped at a Prime rate of 6.00% through June 2024. Alexander’s made an $11,258 up-front payment ($3,648 at our 32.4% share) for the Prime cap resulting in an 8.46% effective interest rate. See page 5 for details.
(10)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over SOFR		Interest Rate(2)		2023	2024	2025	2026	2027	Thereafter	Total
Secured Debt:
435 Seventh Avenue	02/24	S+141		6.59%		$—	$95,696	$—	$—	$—	$—	$95,696
150 West 34th Street	05/24	S+186		5.96%		—	100,000	—	—	—	—	100,000
606 Broadway (50.0% interest)	09/24	S+191		5.91%		—	74,119	—	—	—	—	74,119
4 Union Square South	08/25			4.25%		—	—	120,000	—	—	—	120,000
PENN 11	10/25			2.22%		—	—	500,000	—	—	—	500,000
888 Seventh Avenue	12/25			5.31%		10,800	21,600	234,600	—	—	—	267,000
One Park Avenue	03/26	S+122		5.11%		—	—	—	525,000	—	—	525,000
350 Park Avenue	01/27			3.92%		—	—	—	—	400,000	—	400,000
100 West 33rd Street	06/27			5.06%		—	—	—	—	480,000	—	480,000
770 Broadway	07/27			4.98%		—	—	—	—	700,000	—	700,000
555 California Street (70.0% interest)	05/28			3.76%		—	—	—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	S+162		5.51%		—	—	—	—	—	950,000	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt						10,800	291,415	854,600	525,000	1,580,000	2,500,000	5,761,815
Unsecured Debt:
Senior unsecured notes due 2025	01/25			3.50%		—	—	450,000	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	(3)	0.00%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26			2.15%		—	—	—	400,000	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.87%	(3)	—	—	—	—	575,000	—	575,000
$800 Million unsecured term loan	12/27			4.04%	(3)	—	—	—	—	800,000	—	800,000
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt						—	—	450,000	400,000	1,375,000	350,000	2,575,000
Total Debt						$10,800	$291,415	$1,304,600	$925,000	$2,955,000	$2,850,000	$8,336,815
Weighted average rate						6.96%	6.23%	3.36%	3.83%	4.38%	4.23%	4.18%

Fixed rate debt(4)						$—	$—	$1,249,100	$400,000	$2,955,000	$1,540,000	$6,144,100
Fixed weighted average rate expiring						0.00%	0.00%	3.21%	2.15%	4.38%	2.76%	3.59%
Floating rate debt						$10,800	$291,415	$55,500	$525,000	$—	$1,310,000	$2,192,715
Floating weighted average rate expiring						6.96%	6.23%	6.85%	5.11%	0.00%	5.97%	5.83%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements entered into as of June 30, 2023.
(3)Reflects a 0.01% interest rate reduction that we qualified for by achieving certain sustainability key performance indicator (KPI) metrics. We must achieve the KPI metrics annually in order to receive the interest rate reduction.
(4)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See the previous page for information on interest rate swap arrangements entered into as of June 30, 2023.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$162,158	8.9%
IPG and affiliates	967,552	64,495	3.6%
Citadel	585,460	62,498	3.5%
New York University	685,290	48,785	2.7%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,129	2.2%
Bloomberg L.P.	306,768	40,685	2.2%
Equitable Financial Life Insurance Company	335,356	36,383	2.0%
Amazon (including its Whole Foods subsidiary)	312,694	30,516	1.7%
Swatch Group USA	11,957	28,560	1.6%
Neuberger Berman Group LLC	306,612	28,220	1.5%
Madison Square Garden & Affiliates	411,923	27,494	1.5%
AMC Networks, Inc.	326,717	26,261	1.4%
LVMH Brands	65,060	25,152	1.4%
Bank of America	247,459	24,795	1.3%
Apple Inc.	412,434	24,077	1.3%
Victoria's Secret	33,156	19,739	1.1%
PwC	241,196	19,122	1.0%
Macy's	242,837	17,812	1.0%
Yahoo Inc.	161,588	16,803	0.9%
Fast Retailing (Uniqlo)	47,167	13,743	0.7%
Cushman & Wakefield	127,485	13,513	0.7%
The City of New York	232,010	12,126	0.7%
Foot Locker	149,987	11,726	0.6%
WSP USA	172,666	11,181	0.6%
AbbVie Inc.	168,673	11,164	0.6%
Axon Capital	93,127	10,925	0.6%
Burlington Coat Factory	108,844	10,514	0.6%
Alston & Bird LLP	126,872	10,177	0.6%
Aetna Life Insurance Company	64,196	10,149	0.6%
Venable LLP	91,297	9,728	0.5%
			47.6%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	19,944	17,246	1,170	15,893	—	183	—
Retail	2,525	2,087	275	—	1,812	—	—
Residential - 1,663 units	1,499	766	—	—	—	—	766
Alexander's (32.4% interest), including 312 residential units	2,455	795	—	305	408	—	82
	26,423	20,894	1,445	16,198	2,220	183	848

Other:
THE MART	3,891	3,882	208	2,094	118	1,247	215
555 California Street (70% interest)	1,819	1,274	—	1,240	34	—	—
Other	2,845	1,346	144	212	879	—	111
	8,555	6,502	352	3,546	1,031	1,247	326

Total square feet at June 30, 2023	34,978	27,396	1,797	19,744	3,251	1,430	1,174

Total square feet at March 31, 2023	34,973	27,392	1,858	19,685	3,245	1,430	1,174

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
THE MART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2023	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
June 30, 2023	90.1%	80.0%	94.5%
March 31, 2023	89.9%	80.3%	94.9%
December 31, 2022	90.4%	81.6%	94.7%
June 30, 2022	90.8%	88.6%	94.2%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2023	1,975	940	96.5%	$4,010
March 31, 2023	1,976	941	96.8%	$3,914
December 31, 2022	1,976	941	96.7%	$3,882
June 30, 2022	1,983	948	97.6%	$3,804

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset effective June 2023 has yet to be determined and may be material.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,383		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,374		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,635		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. The appellate court affirmed the lower court’s decision. We have filed a motion for leave to appeal with the Court of Appeals.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung*,
-Office	100.0%	83.2%	$79.36		2,256,000	2,256,000	—			Canaccord Genuity LLC*
-Retail	100.0%	100.0%	178.24		303,000	67,000	236,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack*
	100.0%	83.7%	82.40	$173,900	2,559,000	2,323,000	236,000	$—

PENN 2
-Office	100.0%	100.0%	62.26		1,577,000	407,000	1,170,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	618.21		43,000	4,000	39,000			JPMorgan Chase
	100.0%	100.0%	67.87	27,200	1,620,000	411,000	1,209,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	111.61		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	24.1%	405.94		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.8%	122.22	92,700	846,000	846,000	—	—

PENN 11
-Office	100.0%	100.0%	70.57		1,110,000	1,110,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	150.80		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	72.82	77,700	1,149,000	1,149,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	67.91		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	16.8%	54.94		255,000	255,000	—			Aeropostale, Candytopia
	100.0%	73.5%	67.26	53,700	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	75.4%	76.83		702,000	702,000	—			Structure Tone, Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	128.14		22,000	22,000	—			Starbucks
	100.0%	75.7%	78.24	41,600	724,000	724,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.83		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	360.98		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	92.67	43,300	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	249.41	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	100.0%	109.26	500	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	8,800	78,000	78,000	—	100,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$75.54		$200	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	60.59		1,400	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	191.52		2,600	16,000	16,000	—	—

Total PENN District					526,200	8,669,000	7,224,000	1,445,000	2,150,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	95.0%	65.32	(6)	59,700	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	89.0%	81.59			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.27			3,000	3,000	—
	100.0%	89.1%	81.67		39,000	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	197.28		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	103.17		700	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	181.97		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					104,900	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	90.0%	98.52			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	286.58			15,000	15,000	—		Redeye Grill L.P.
	100.0%	90.1%	100.37		79,300	887,000	887,000	—	267,000

57th Street - 2 buildings
-Office	50.0%	85.4%	61.94			81,000	81,000	—
-Retail	50.0%	42.5%	121.41			22,000	22,000	—
	50.0%	78.3%	67.31		5,100	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—		Young Adult Institute Inc., New Alternatives for Children, Inc.*
-Retail	100.0%	48.6%	74.86			4,000	4,000	—
		78.9%	59.25		7,900	173,000	173,000	—	60,000

Total Midtown West					92,300	1,163,000	1,163,000	—	327,000

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.8%	$109.82		1,237,000	1,237,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	62.29		28,000	28,000	—		Starbucks, Fasano Restaurant
	50.0%	98.7%	108.82	$135,000	1,265,000	1,265,000	—	$1,200,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000	585,000	—	400,000	Citadel

Total Park Avenue				197,500	1,850,000	1,850,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	96.3%	82.25		938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	162.94		18,000	18,000	—		Citibank, Starbucks
	100.0%	95.9%	83.37	73,800	956,000	956,000	—	—

510 Fifth Avenue(8)
-Retail	100.0%	25.2%	391.39	5,900	65,000	65,000	—	—	The North Face

Total Grand Central				79,700	1,021,000	1,021,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	108.65		246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,071.61		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	92.3%	261.05	72,200	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	425.78	44,500	114,000(9)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	86.5%	80.10		300,000	300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	735.86		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	87.4%	127.65	38,200	330,000	330,000	—	—

650 Madison Avenue									Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	116.00		564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.7%	1,052.77		37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	157.27	77,700	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.22		81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	916.23		17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	100.0%	191.30	18,900	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	294.53	17,400	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,531.92	41,500	26,000	26,000	—	355,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				310,400	1,541,000	1,541,000	—	1,655,000

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	85.7%	$111.24		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	93.53		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	86.2%	109.66	$110,100	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	72.22		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	83.17		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	73.07	64,100	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	135.64	27,700	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway(8)
-Retail	100.0%	64.4%	72.68	1,700	36,000	36,000	—	—	Equinox

Total Midtown South				203,600	2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
									Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	95.45		2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	73.6%	314.08		77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
Total Rockefeller Center	70.0%	99.3%	99.90	205,300	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	138.74		30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	722.86		6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	215.57	7,500	36,000	36,000	—	74,119

443 Broadway(8)
-Retail	100.0%	100.0%	64.28	1,000	16,000	16,000	—	—	Blick Art Materials

304 Canal Street
-Retail	100.0%	100.0%	58.96		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	9,000	—
	100.0%			200	13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	4,000	—
-Residential (4 units)	100.0%	0.0%			10,000	10,000	—
	100.0%			—	14,000	14,000	—	—

148 Spring Street(8)
-Retail	100.0%	42.4%	356.08	1,000	8,000	8,000	—	—	Dr. Martens

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):

150 Spring Street(8)
-Retail	100.0%	74.2%	$81.24		6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%			1,000	1,000	—
	100.0%			$300	7,000	7,000	—	$—

Total SoHo				10,000	94,000	94,000	—	74,119

Times Square:
1540 Broadway									Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	177.05	23,200	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	100.0%	1,202.49		45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.08		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	461.80	45,900	107,000	107,000	—	—

Total Times Square				69,100	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	213.88	4,900	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,900	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.54	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	80.4%	92.62		595,000	595,000	—		Clear Secure, Inc.
-Retail	49.9%	75.7%	70.80		43,000	43,000	—		La Brasseria
	49.9%	80.1%	91.36	46,200	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	146.70		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	396.19		23,000	23,000	—		Starbucks
	45.1%	100.0%	163.10	34,000	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	84.5%	122.00		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	103.93		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	121.02	17,800	173,000	173,000	—	129,250

Total Chelsea/Meatpacking District				111,200	1,231,000	1,231,000	—	921,750

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	99.3%	$—	$—	283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	95.7%			1,186,000	1,186,000	—
-Retail	50.1%	54.5%	74.03		72,000	72,000	—		Duane Reade
	50.1%			2,800	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	74.17	300	8,000	8,000	—	—	Sarabeth's

Total Tribeca				3,100	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	83.0%	25.67	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		92.2%	$88.37	$1,470,900	19,944,000	18,774,000	1,170,000	$8,628,750

Vornado's Ownership Interest		91.9%	$85.83	$1,215,300	17,246,000	16,076,000	1,170,000	$6,165,280

New York Retail:

Total		76.3%	$268.00	$450,000	2,525,000	2,250,000	275,000	$744,815

Vornado's Ownership Interest		74.0%	$221.00	$297,400	2,087,000	1,812,000	275,000	$511,745

New York Residential:

Total		96.5%			1,499,000	1,499,000	—	$758,500

Vornado's Ownership Interest		96.5%			766,000	766,000	—	$379,842

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$133.53		939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	252.71		140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	145.92	$153,600	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	77.0%	49.49	12,900	338,000	338,000	—	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	69.2%	71.37	30,100	616,000	616,000	—	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.88	5,500	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	97.1%			255,000	255,000	—	94,000

Total Alexander's	32.4%	87.3%	106.18	202,100	2,455,000	2,455,000	—	1,096,544

Total New York		90.2%	$103.91	$2,122,900	26,423,000	24,978,000	1,445,000	$11,228,609

Vornado's Ownership Interest		90.1%	$96.96	$1,620,300	20,894,000	19,449,000	1,445,000	$7,412,146
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)On July 27, 2023, we entered into an agreement to sell 510 Fifth Avenue, 148 Spring Street, 150 Spring Street, 443 Broadway and 692 Broadway. See page 4 for details.
(9)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago									Motorola Mobility (guaranteed by Google),
									1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
									Allscripts Healthcare, Kellogg Company,
									Chicago School of Professional Psychology, ConAgra Foods Inc.,
									Innovation Development Institute, Inc., Avant LLC,
									Allstate Insurance Company, Medline Industries, Inc,
-Office	100.0%	86.1%	$48.36	$88,100	2,094,000	2,094,000	—		Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.

-Showroom/Trade show	100.0%	72.9%	56.67	59,600	1,462,000	1,462,000	—
-Retail	100.0%	56.0%	48.11	2,800	108,000	108,000	—
	100.0%	80.0%	51.35	150,500	3,664,000	3,664,000	—	$—

Other (2 properties)	50.0%	93.9%	50.55	900	19,000	19,000	—	27,584
Total THE MART, Chicago				151,400	3,683,000	3,683,000	—	27,584

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		80.1%	$51.34	$151,400	3,891,000	3,683,000	208,000	$27,584

Vornado's Ownership Interest		80.0%	$51.34	$151,000	3,882,000	3,674,000	208,000	$13,792

555 California Street:
555 California Street	70.0%	98.7%	$93.78	$136,900	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	88.28	20,400	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.5%	$93.04	$157,300	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.5%	$93.04	$110,100	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	58.4%	$54.76		736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	97.5%			253,000	253,000	—	—
	45.6%			$13,478	989,000	685,000	—	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	55.92		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	95.7%	40.17		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	92.3%	42.26	51,807	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.11	14,340	690,000	243,000	443,000	4,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,577	128,000	128,000	—	—	—	The Home Depot

Total Other		88.6%	$40.11	$81,202	2,845,000	2,094,000	443,000	308,000	$480,000

Vornado's Ownership Interest		91.8%	$30.04	$26,029	1,346,000	759,000	443,000	144,000	$46,729
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659

Steve Sakwa	Vikram Malhotra
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462	212-282-3827

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
Net income attributable to common shareholders	$46,377	$50,418	$5,168	$51,545	$76,896
Per diluted share	$0.24	$0.26	$0.03	$0.27	$0.40

Certain (income) expense items that impact net income attributable to common shareholders:
Our share of Alexander's gain on sale of Rego Park III land parcel	(16,396)	—	—	(16,396)	—
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	2,206	3,234	2,875	5,081	6,407
Net gain on sale of the Center Building (33-00 Northern Boulevard, Long Island City, NY)	—	(15,213)	—	—	(15,213)
Refund of New York City transfer taxes related to the April 2019 transfer to Fifth Avenue and Times Square JV	—	(13,613)	—	—	(13,613)
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	(673)	(6,173)	(6,173)	(6,085)
Other	(6,194)	12,691	288	(5,906)	20,520
	(20,384)	(13,574)	(3,010)	(23,394)	(7,984)
Noncontrolling interests' share of above adjustments	1,461	559	215	1,676	297
Total of certain (income) expense items that impact net income attributable to common shareholders	(18,923)	(13,015)	(2,795)	(21,718)	(7,687)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$27,454	$37,403	$2,373	$29,827	$69,209
Per diluted share (non-GAAP)	$0.14	$0.19	$0.01	$0.15	$0.36
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$46,377	$50,418	$5,168	$51,545	$76,896
Per diluted share	$0.24	$0.26	$0.03	$0.27	$0.40

FFO adjustments:
Depreciation and amortization of real property	$94,922	$106,620	$94,792	$189,714	$212,582
Net gain on sale of real estate	(260)	(27,803)	—	(260)	(28,354)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	26,666	33,681	27,469	54,135	65,820
Net gain on sale of real estate	(16,545)	(175)	—	(16,545)	(175)
	104,783	112,323	122,261	227,044	249,873
Noncontrolling interests' share of above adjustments	(7,510)	(7,781)	(8,746)	(16,256)	(17,287)
FFO adjustments, net	$97,273	$104,542	$113,515	$210,788	$232,586

FFO attributable to common shareholders (non-GAAP)	$143,650	$154,960	$118,683	$262,333	$309,482
Impact of assumed conversion of dilutive convertible securities	409	5	400	816	515
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	144,059	154,965	119,083	263,149	309,997
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,090	11,535	9,146	20,236	23,006
FFO attributable to Class A unitholders (non-GAAP)	$155,149	$166,500	$128,229	$283,385	$333,003
FFO per diluted share (non-GAAP)	$0.74	$0.80	$0.61	$1.35	$1.60
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$144,059	$154,965	$119,083	$263,149	$309,997
Per diluted share (non-GAAP)	$0.74	$0.80	$0.61	$1.35	$1.60

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	$2,206	$3,234	$2,875	$5,081	$6,407
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	(673)	(6,173)	(6,173)	(6,085)
Other	(5,785)	2,912	288	(5,497)	2,363
	(3,579)	5,473	(3,010)	(6,589)	2,685
Noncontrolling interests' share of above adjustments	257	(379)	215	472	(186)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$(3,322)	$5,094	$(2,795)	$(6,117)	$2,499

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$140,737	$160,059	$116,288	$257,032	$312,496
Per diluted share (non-GAAP)	$0.72	$0.83	$0.60	$1.32	$1.62

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2023
		2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$144,059	$154,965	$119,083	$263,149	$309,997

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(3,579)	4,665	(3,010)	(6,589)	1,877
Recurring tenant improvements, leasing commissions and other capital expenditures		(46,932)	(42,826)	(60,601)	(107,533)	(79,583)
Stock-based compensation expense		11,868	5,846	11,714	23,582	19,001
Amortization of debt issuance costs		9,162	6,658	8,840	18,002	12,213
Personal property depreciation		1,604	1,197	1,231	2,835	2,411
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(5,570)	(4,275)	5,052	(518)	(7,405)
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,317	1,991	2,541	4,858	3,563
FAD adjustments, net	(B)	(31,130)	(26,744)	(34,233)	(65,363)	(47,923)

FAD (non-GAAP)	(A+B)	$112,929	$128,221	$84,850	$197,786	$262,074

FAD payout ratio (1)		0.0%	80.3%	85.2%	36.8%	77.9%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
Net income	$62,733	$68,903	$11,198	$73,931	$122,278
Depreciation and amortization expense	107,162	118,662	106,565	213,727	236,105
General and administrative expense	39,410	31,902	41,595	81,005	73,118
Transaction related costs and other	30	2,960	658	688	3,965
Income from partially owned entities	(37,272)	(25,720)	(16,666)	(53,938)	(59,434)
Loss (income) from real estate fund investments	102	142	19	121	(5,532)
Interest and other investment income, net	(13,255)	(3,036)	(9,603)	(22,858)	(4,054)
Interest and debt expense	87,165	62,640	86,237	173,402	114,749
Net gains on disposition of wholly owned and partially owned assets	(936)	(28,832)	(7,520)	(8,456)	(35,384)
Income tax expense	4,497	3,564	4,667	9,164	10,975
NOI from partially owned entities	70,745	74,060	68,097	138,842	152,752
NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,742)	(16,299)	(11,764)	(30,506)	(36,334)
NOI at share	301,639	288,946	273,483	575,122	573,204
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(5,570)	(4,275)	5,052	(518)	(7,405)
NOI at share - cash basis	$296,069	$284,671	$278,535	$574,604	$565,799
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$362,471	$364,162	$(176,410)	$(176,572)	$186,061	$187,590	$(840)	$(11,117)	$185,221	$176,473
Other	109,888	89,332	(46,313)	(45,737)	63,575	43,595	1,327	1,730	64,902	45,325
Consolidated total	472,359	453,494	(222,723)	(222,309)	249,636	231,185	487	(9,387)	250,123	221,798
Noncontrolling interests' share in consolidated subsidiaries	(64,623)	(54,677)	45,881	38,378	(18,742)	(16,299)	(6,678)	7,679	(25,420)	(8,620)
Our share of partially owned entities	117,817	119,880	(47,072)	(45,820)	70,745	74,060	621	(2,567)	71,366	71,493
Vornado's share	$525,553	$518,697	$(223,914)	$(229,751)	$301,639	$288,946	$(5,570)	$(4,275)	$296,069	$284,671

	For the Three Months Ended March 31, 2023
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$363,814	$(188,321)	$175,493	$9,796	$185,289
Other	82,109	(40,452)	41,657	92	41,749
Consolidated total	445,923	(228,773)	217,150	9,888	227,038
Noncontrolling interests' share in consolidated subsidiaries	(56,815)	45,051	(11,764)	(5,614)	(17,378)
Our share of partially owned entities	115,526	(47,429)	68,097	778	68,875
Vornado's share	$504,634	$(231,151)	$273,483	$5,052	$278,535

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$726,285	$722,710	$(364,731)	$(354,107)	$361,554	$368,603	$8,956	$(28,562)	$370,510	$340,041
Other	191,997	172,914	(86,765)	(84,731)	105,232	88,183	1,419	2,418	106,651	90,601
Consolidated total	918,282	895,624	(451,496)	(438,838)	466,786	456,786	10,375	(26,144)	477,161	430,642
Noncontrolling interests' share in consolidated subsidiaries	(121,438)	(108,544)	90,932	72,210	(30,506)	(36,334)	(12,292)	22,314	(42,798)	(14,020)
Our share of partially owned entities	233,343	242,438	(94,501)	(89,686)	138,842	152,752	1,399	(3,575)	140,241	149,177
Vornado's share	$1,030,187	$1,029,518	$(455,065)	$(456,314)	$575,122	$573,204	$(518)	$(7,405)	$574,604	$565,799
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2023 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2023	$301,639	$248,366	$16,462	$31,347	$5,464
Less NOI at share from:
Dispositions	111	111	—	—	—
Development properties	(7,594)	(7,594)	—	—	—
Other non-same store income, net	(6,658)	(1,194)	—	—	(5,464)
Same store NOI at share for the three months ended June 30, 2023	$287,498	$239,689	$16,462	$31,347	$—

NOI at share for the three months ended June 30, 2022	$288,946	$248,092	$19,947	$16,724	$4,183
Less NOI at share from:
Dispositions	(3,321)	(3,321)	—	—	—
Development properties	(8,263)	(8,263)	—	—	—
Other non-same store income, net	(7,803)	(3,620)	—	—	(4,183)
Same store NOI at share for the three months ended June 30, 2022	$269,559	$232,888	$19,947	$16,724	$—

Increase (decrease) in same store NOI at share	$17,939	$6,801	$(3,485)	$14,623	$—

% increase (decrease) in same store NOI at share	6.7%	2.9%	(17.5)%	87.4%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2023 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2023	$296,069	$241,569	$16,592	$32,284	$5,624
Less NOI at share - cash basis from:
Dispositions	111	111	—	—	—
Development properties	(6,687)	(6,687)	—	—	—
Other non-same store income, net	(7,061)	(1,437)	—	—	(5,624)
Same store NOI at share - cash basis for the three months ended June 30, 2023	$282,432	$233,556	$16,592	$32,284	$—

NOI at share - cash basis for the three months ended June 30, 2022	$284,671	$241,903	$21,541	$16,855	$4,372
Less NOI at share - cash basis from:
Dispositions	(3,149)	(3,149)	—	—	—
Development properties	(7,620)	(7,620)	—	—	—
Other non-same store income, net	(8,007)	(3,635)	—	—	(4,372)
Same store NOI at share - cash basis for the three months ended June 30, 2022	$265,895	$227,499	$21,541	$16,855	$—

Increase (decrease) in same store NOI at share - cash basis	$16,537	$6,057	$(4,949)	$15,429	$—

% increase (decrease) in same store NOI at share - cash basis	6.2%	2.7%	(23.0)%	91.5%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2023 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the six months ended June 30, 2023	$575,122	$484,360	$31,871	$48,276	$10,615
Less NOI at share from:
Dispositions	307	307	—	—	—
Development properties	(15,140)	(15,140)	—	—	—
Other non-same store (income) expense, net	(8,145)	2,470	—	—	(10,615)
Same store NOI at share for the six months ended June 30, 2023	$552,144	$471,997	$31,871	$48,276	$—

NOI at share for the six months ended June 30, 2022	$573,204	$491,759	$39,861	$32,959	$8,625
Less NOI at share from:
Dispositions	(6,356)	(6,356)	—	—	—
Development properties	(15,702)	(15,702)	—	—	—
Other non-same store income, net	(16,722)	(8,097)	—	—	(8,625)
Same store NOI at share for the six months ended June 30, 2022	$534,424	$461,604	$39,861	$32,959	$—

Increase (decrease) in same store NOI at share	$17,720	$10,393	$(7,990)	$15,317	$—

% increase (decrease) in same store NOI at share	3.3%	2.3%	(20.0)%	46.5%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2023 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2023	$574,604	$482,596	$31,267	$50,002	$10,739
Less NOI at share - cash basis from:
Dispositions	307	307	—	—	—
Development properties	(13,457)	(13,457)	—	—	—
Other non-same store income, net	(13,131)	(2,392)	—	—	(10,739)
Same store NOI at share - cash basis for the six months ended June 30, 2023	$548,323	$467,054	$31,267	$50,002	$—

NOI at share - cash basis for the six months ended June 30, 2022	$565,799	$481,595	$41,977	$33,215	$9,012
Less NOI at share - cash basis from:
Dispositions	(6,205)	(6,205)	—	—	—
Development properties	(14,375)	(14,375)	—	—	—
Other non-same store income, net	(17,339)	(8,327)	—	—	(9,012)
Same store NOI at share - cash basis for the six months ended June 30, 2022	$527,880	$452,688	$41,977	$33,215	$—

Increase (decrease) in same store NOI at share - cash basis	$20,443	$14,366	$(10,710)	$16,787	$—

% increase (decrease) in same store NOI at share - cash basis	3.9%	3.2%	(25.5)%	50.5%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2023 COMPARED TO MARCH 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended June 30, 2023	$301,639	$248,366	$16,462	$31,347	$5,464
Less NOI at share from:
Dispositions	111	111	—	—	—
Development properties	(7,594)	(7,594)	—	—	—
Other non-same store income, net	(6,298)	(834)	—	—	(5,464)
Same store NOI at share for the three months ended June 30, 2023	$287,858	$240,049	$16,462	$31,347	$—

NOI at share for the three months ended March 31, 2023	$273,483	$235,994	$15,409	$16,929	$5,151
Less NOI at share from:
Dispositions	195	195	—	—	—
Development properties	(7,230)	(7,230)	—	—	—
Other non-same store (income) expense, net	(1,126)	4,025	—	—	(5,151)
Same store NOI at share for the three months ended March 31, 2023	$265,322	$232,984	$15,409	$16,929	$—

Increase in same store NOI at share	$22,536	$7,065	$1,053	$14,418	$—

% increase in same store NOI at share	8.5%	3.0%	6.8%	85.2%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2023 COMPARED TO MARCH 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2023	$296,069	$241,569	$16,592	$32,284	$5,624
Less NOI at share - cash basis from:
Dispositions	111	111	—	—	—
Development properties	(6,687)	(6,687)	—	—	—
Other non-same store income, net	(6,701)	(1,077)	—	—	(5,624)
Same store NOI at share - cash basis for the three months ended June 30, 2023	$282,792	$233,916	$16,592	$32,284	$—

NOI at share - cash basis for the three months ended March 31, 2023	$278,535	$241,027	$14,675	$17,718	$5,115
Less NOI at share - cash basis from:
Dispositions	195	195	—	—	—
Development properties	(6,475)	(6,475)	—	—	—
Other non-same store income, net	(5,708)	(593)	—	—	(5,115)
Same store NOI at share - cash basis for the three months ended March 31, 2023	$266,547	$234,154	$14,675	$17,718	$—

Increase (decrease) in same store NOI at share - cash basis	$16,245	$(238)	$1,917	$14,566	$—

% increase (decrease) in same store NOI at share - cash basis	6.1%	(0.1)%	13.1%	82.2%	0.0%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of June 30, 2023
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,715,138	$46,677	$5,761,815
Senior unsecured notes	1,192,853	7,147	1,200,000
$800 Million unsecured term loan	793,864	6,136	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,276,855	$59,960	$8,336,815
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$62,733	$68,903	$11,198	$73,931	$122,278
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	2,781	826	9,928	12,709	(8,548)
Net income attributable to the Operating Partnership	65,514	69,729	21,126	86,640	113,730
EBITDAre adjustments at share:
Depreciation and amortization expense	123,192	141,498	123,492	246,684	280,813
Interest and debt expense	118,132	81,925	111,117	229,249	152,115
Income tax expense	4,655	3,749	4,954	9,609	11,340
Net gain on sale of real estate	(16,805)	(27,978)	—	(16,805)	(28,529)
EBITDAre at share	294,688	268,923	260,689	555,377	529,469
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	19,757	15,303	12,186	31,943	39,200
EBITDAre (non-GAAP)	$314,445	$284,226	$272,875	$587,320	$568,669
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2023
	2023	2022		2023	2022
EBITDAre (non-GAAP)	$314,445	$284,226	$272,875	$587,320	$568,669

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(19,757)	(15,303)	(12,186)	(31,943)	(39,200)

Certain (income) expense items that impact EBITDAre:
Net gains on disposition of wholly owned and partially owned assets	(902)	—	(129)	(1,031)	—
Gain on sale of 220 CPS condominium units and ancillary amenities	—	(1,029)	(7,520)	(7,520)	(7,030)
Other	(5,673)	2,522	1,075	(4,598)	1,973
Total of certain (income) expense items that impact EBITDAre	(6,575)	1,493	(6,574)	(13,149)	(5,057)

EBITDAre, as adjusted (non-GAAP)	$288,113	$270,416	$254,115	$542,228	$524,412

- xvi -